UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported):
November 15, 2022

BARK, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39691	85-1872418
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 Canal Street New York, NY		10013 (Zip Code)
(Address of Principal Executive Offices)
(855) 501-2275
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BARK	New York Stock Exchange

Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BARK WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 15, 2022, BARK, Inc. (the "Company") held its Annual Meeting to consider and vote on the proposals set forth below, each of which is described in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission. The final voting results are set forth below.

Proposal 1

Election of Class A Director Nominees

The stockholders elected the persons named below as Class A directors to serve a three-year term ending at the Company’s 2025 annual meeting or until his or her successor is elected and qualified. The results of such vote were as follows:

Director Nominee	For	Withhold	Broker Non-Votes
Betsy McLaughlin	77,205,277	11,538,560	24,904,432
Henrik Werdelin	81,007,082	7,736,755	24,904,432

Proposal 2

Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023. The results of such vote were as follows:

For	Against	Abstain
110,865,399	682,684	2,100,186

Proposal 3

Advisory Vote on the Frequency with which the Advisory Vote on Named Executive Officer Compensation Should Be Held

The stockholders approved, on an advisory basis, “Every Year” as the frequency with which the advisory vote to approve the compensation of the Company’s named executive officers should be held. Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement for its Annual Meeting and the vote of the stockholders at the Annual Meeting, the Company will include an advisory vote to approve the compensation of the Company’s named executive officers in its proxy materials every year until the next stockholder vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers. The results of such vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
87,376,764	87,527	1,231,771	47,775	24,904,432

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARK, Inc.

By:	/s/ Allison Koehler
Name: Allison Koehler
Title: General Counsel and Secretary

Date: November 21, 2022